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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) September 30, 2002


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 2002, providing for the issuance of the CWMBS, INC., Alternative Loan Trust 2002-14, Mortgage Pass-Through Certificates, Series 2002-24).


                                  CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-92152                95-4596516
----------------------------       -----------          -------------------
(State of Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------


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

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On September 30, 2002, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of September 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2002-24






----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated September 24, 2002 and the Prospectus Supplement dated September 25, 2002, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2002-24.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe the characteristics of the mortgage loans as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans. The sum of the columns may not equal the respective totals due to rounding.


Footnotes

                               FINAL POOL TABLES

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal   Percent of
State                     Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------

California                     427           $ 179,196,928.85          47.64%
Colorado                        29           $  10,988,965.56           2.92%
Florida                         31           $  13,071,524.81           3.48%
Maryland                        30           $  11,877,197.62           3.16%
Massachusetts                   27           $  11,114,405.81           2.95%
New Jersey                      42           $  17,105,004.61           4.55%
New York                        49           $  19,621,503.36           5.22%
Texas                           29           $  12,148,934.60           3.23%
Virginia                        21           $   7,966,280.06           2.12%
Other (less than 2%)           219           $  93,050,697.54          24.74%
                          -----------------------------------------------------
                               904           $ 376,141,442.82         100.00%

----------
(1) The Other row in the preceding table includes 31 other states and the District of Columbia with under 2.00% concentrations individually. No more than approximately 0.893% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal   Percent of
Type of Program           Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------

CLUES Plus                       6           $   2,411,500.00           0.64%
Full/Alternative               111           $  54,849,583.25          14.58%
No Income                       45           $  17,068,057.00           4.54%
Reduced                        673           $ 275,850,154.88          73.34%
Stated Income/Stated Asset      56           $  21,017,269.69           5.59%
Streamlined                     13           $   4,944,878.00           1.31%
                          -----------------------------------------------------
                               904           $ 376,141,442.82         100.00%

                         Type of Mortgaged Properties

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Property Type             Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------

2-4 Units                        3           $   1,483,654.79           0.39%
Co-op                            1           $     441,337.79           0.12%
Hi-rise Condo                    4           $   2,112,240.00           0.56%
Low-rise Condo                  38           $  15,683,708.06           4.17%
PUD                            235           $  97,130,313.36          25.82%
Single Family Residence        623           $ 259,290,188.82          68.93%
                          -----------------------------------------------------
                               904           $ 376,141,442.82         100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal   Percent of
Mortgage Rates(%)         Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
       5.750                     1           $     360,000.00           0.10%
       5.875                     1           $     399,950.00           0.11%
       6.000                     3           $   1,325,200.00           0.35%
       6.125                     8           $   3,197,200.00           0.85%
       6.250                    50           $  22,256,268.00           5.92%
       6.375                   127           $  51,714,891.60          13.75%
       6.500                   176           $  73,769,602.00          19.61%
       6.625                   119           $  49,083,197.58          13.05%
       6.750                   107           $  46,034,068.09          12.24%
       6.875                    77           $  29,903,074.37           7.95%
       7.000                    46           $  19,016,831.29           5.06%
       7.125                    17           $   6,533,168.54           1.74%
       7.250                    18           $   6,456,775.80           1.72%
       7.375                    18           $  10,234,791.27           2.72%
       7.500                    32           $  15,522,280.26           4.13%
       7.625                    26           $  10,386,678.52           2.76%
       7.750                    21           $   8,067,675.10           2.14%
       7.875                    10           $   3,345,663.93           0.89%
       8.000                     9           $   3,532,182.98           0.94%
       8.125                     6           $   2,045,894.38           0.54%
       8.250                    10           $   4,223,890.74           1.12%
       8.375                     4           $   1,514,426.11           0.40%
       8.500                     8           $   3,123,580.42           0.83%
       8.625                     4           $   1,583,726.84           0.42%
       8.750                     3           $   1,179,415.14           0.31%
       8.875                     2           $     699,355.07           0.19%
       9.000                     1           $     631,654.79           0.17%
                          -----------------------------------------------------
                               904           $ 376,141,442.82         100.00%



----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 6.814% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 6.830% per annum.

                           Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal   Percent of
Loan Purpose              Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------

Cash-Out Refinanced            110           $  47,262,712.41          12.57%
Purchase                       510           $ 208,784,946.44          55.51%
Rate/Term Refinanced           284           $ 120,093,783.97          31.93%
                          -----------------------------------------------------
                               904           $ 376,141,442.82         100.00%

                      Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of Original
Loan-to-                     Number of      Aggregate Principal  Percent of
Value Ratios (%)          Mortgage Loans    Balance Outstanding  Mortgage Loans
-------------------------------------------------------------------------------

50.00 and Below                 53           $ 23,736,898.03            6.31%
50.01 to 55.00                  13           $  5,993,270.69            1.59%
55.01 to 60.00                  46           $ 21,625,848.98            5.75%
60.01 to 65.00                  43           $ 20,408,400.00            5.43%
65.01 to 70.00                  86           $ 36,550,595.98            9.72%
70.01 to 75.00                 120           $ 56,551,685.65           15.03%
75.01 to 80.00                 379           $153,565,954.88           40.83%
80.01 to 85.00                  16           $  7,121,002.74            1.89%
85.01 to 90.00                  81           $ 28,913,131.49            7.69%
90.01 to 95.00                  67           $ 21,674,654.38            5.76%
                  ------------------------------------------------------------
                               904           $376,141,442.82          100.00%




----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 74.12%.

(2) Does not take in account any secondary financing on the mortgage loans that may exist at the time of origination.

                              Occupancy Types (1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal   Percent of
Occupancy Types           Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------

Investment                      13          $  5,393,179.39            1.43%
Owner Occupied                 862          $358,486,732.05           95.31%
Second/Vacation Home            29          $ 12,261,531.38            3.26%
                    -----------------------------------------------------------
                               904         $ 376,141,442.82          100.00%



----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                  Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of Current             Number of      Aggregate Principal  Percent of
Mortgage Loan Amount      Mortgage Loans    Balance Outstanding  Mortgage Loans
-------------------------------------------------------------------------------

  $200,001 -  $250,000           8              $  1,805,025.00        0.48%
  $250,001 -  $300,000          11              $  3,069,760.98        0.82%
  $300,001 -  $350,000         285              $ 92,475,383.94       24.59%
  $350,001 -  $400,000         258              $ 97,828,155.85       26.01%
  $400,001 -  $450,000         100              $ 42,687,830.89       11.35%
  $450,001 -  $500,000          80              $ 38,245,205.13       10.17%
  $500,001 -  $550,000          57              $ 29,913,414.26        7.95%
  $550,001 -  $600,000          48              $ 27,679,490.00        7.36%
  $600,001 -  $650,000          40              $ 25,489,333.40        6.78%
  $650,001 -  $700,000           1              $    656,000.00        0.17%
  $700,001 -  $750,000           2              $  1,467,500.00        0.39%
  $750,001- $1,000,000           9              $  8,057,845.27        2.14%
$1,000,001- $1,500,000           5              $  6,766,498.10        1.80%
                            --------------------------------------------------
                               904              $376,141,442.82      100.00%


----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $416,086.

                         Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms              Number of      Aggregate Principal  Percent of
to Maturity (months)      Mortgage Loans    Balance Outstanding  Mortgage Loans
-------------------------------------------------------------------------------

        360                    771          $  326,241,194.60      86.73%
        359                     80          $   30,259,959.90       8.04%
        358                     10          $    3,289,781.91       0.87%
        357                     10          $    3,383,249.15       0.90%
        356                      2          $      850,536.76       0.23%
        353                      1          $      441,337.79       0.12%
        351                      1          $      354,101.97       0.09%
        350                      1          $      326,476.49       0.09%
        347                      1          $      340,107.48       0.09%
        346                      1          $      335,504.20       0.09%
        300                      1          $      376,500.00       0.10%
        240                     24          $    9,638,287.00       2.56%
        239                      1          $      304,405.57       0.08%
            -------------------------------------------------------------------
                               904          $  376,141,442.82     100.00%




----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans is expected to be approximately 357 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.


                                          By: /s/ Celia Coulter
                                              -------------------------------
                                              Celia Coulter
                                              Vice President


Dated: October 15, 2002



                                       5